UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  May 20, 2009

ICOP DIGITAL, INC.

(Exact name of registrant as specified in its charter)

Colorado	001-32560	84-1493152
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

16801 W. 116th Street Lenexa, Kansas		66219
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  913-338-5550

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On Thursday, May 21, 2009, ICOP Digital, Inc. (“ICOP”) will host a teleconference to review its first quarter 2009 financial results, as furnished to the SEC via Form 8-K on Friday, May 15, 2009. The conference call/webcast will be held at 3:15 PM CDT (4:15 PM EDT). The information contained in the May 15, 2009, press release, Exhibit 99.1, is being furnished herewith, unchanged, solely for the purpose of being furnished 48 hours prior to the conference call/webcast. The public announcement was included in a press release dated May 18, 2009, the text of which is furnished as Exhibit 99.2 hereto.

The information in this Current Report on Form 8-K and Exhibits 99.1 and 99.2 hereto, shall not be deemed “filed” for the purposes of, or otherwise subject to the liabilities under Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Unless expressly incorporated into a filing of ICOP under the Securities Act of 1933, as amended, or the Exchange Act made after the date hereof, the information contained in this Current Report on Form 8-K and Exhibits 99.1 and 99.2 hereto shall not be incorporated by reference into any filing of ICOP, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

99.1	Press release dated May 15, 2009

99.2	Press release dated May 18, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICOP DIGITAL, INC.

May 20, 2009	By:	/s/ David C. Owen

Name: David C. Owen
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated May 15, 2009

99.2	Press release dated May 18, 2009